Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 12, 2010 is by and among INVACARE CORPORATION, an Ohio corporation (the “Company”), certain Subsidiaries of the Company party hereto as foreign borrowers (each a “Foreign Borrower” and together with the Company, the “Borrowers”), certain Subsidiaries of the Company party hereto as guarantors (collectively, the “Guarantors” and together with the Borrowers, the “Loan Parties”), the Lenders party hereto and PNC BANK, NATIONAL ASSOCIATION (formerly National City Bank), as Multicurrency Administrative Agent.

W I T N E S S E T H

WHEREAS, the Loan Parties, the Lenders, the Administrative Agents and the Collateral Agents are parties to that certain Credit Agreement dated as of February 12, 2007 (as previously amended or modified and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Required Lenders amend Section 7.15(h) of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1           Section 7.15(h).  Section 7.15(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h) so long as (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Company has (A) certified to the Administrative Agent that the Company and its Subsidiaries shall be in compliance on a Pro Forma Basis with all of the covenants set forth in Section 7.11 and (B) demonstrated to the reasonable satisfaction of the Administrative Agent that the Senior Leverage Ratio, calculated on a Pro Forma Basis, for the Company and its Subsidiaries is less than 1.00 to 1.00, in each case, such compliance (other than the determination of Senior Secured Funded Indebtedness and Consolidated Funded Indebtedness which shall be calculated as of the Note Calculation Date) to be determined on the basis of the financial information most recently delivered to the Multicurrency Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b), the Company may redeem, purchase or otherwise retire all or a portion of the Senior Notes and/or the Convertible Notes in an aggregate face amount not to exceed $105,000,000 during the term of this Agreement.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1           Closing Conditions.  This Amendment shall become effective upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Multicurrency Administrative Agent) (the “Amendment Effective Date”):

(a)
Executed Amendment.  The Multicurrency Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Required Lenders and acknowledged by the Multicurrency Administrative Agent.

(b)           Fees and Expenses.  The Administrative Agent shall have received from the Loan Parties such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Moore & Van Allen PLLC shall have received from the Loan Parties payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

(c)           Miscellaneous.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agents and their counsel.

ARTICLE III
MISCELLANEOUS

3.1           Amended Terms.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2           Representations and Warranties of Loan Parties.  Each of the Loan Parties represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)           The representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)           After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)           The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the applicable Collateral Agent, for the benefit of the applicable Secured Parties, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)           Except as specifically provided in this Amendment, the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3           Reaffirmation of Obligations.  Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4           Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5           Expenses.  The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agents and Collateral Agents in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agents’ and Collateral Agents’ legal counsel.

3.6           Further Assurances.  The Loan Parties agree to promptly take such action, upon the request of the Multicurrency Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7           Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8           Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9           No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against any Administrative Agent, Collateral Agent, L/C Issuer or Lender, or any such Person’s respective officers, employees, representatives, agents, counsel or directors arising from any action by any such Person, or failure of any such Person to act under this Credit Agreement on or prior to the date hereof.

3.10           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.11           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12           General Release.  In consideration of the Required Lenders entering into this Amendment, each Loan Party hereby releases each Administrative Agent, each Collateral Agent, each L/C Issuer, the Lenders, and each such Person’s respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, except, with respect to any such person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such person’s gross negligence, bad faith or willful misconduct.

3.13           Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Remainder of Page Intentionally Left Blank.  Signature Pages Follow]

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:	INVACARE CORPORATION,
an Ohio corporation
CARROLL HEALTHCARE INC.,
an Ontario corporation
INVACARE AUSTRALIA PTY LTD,
an Australian corporation
INVACARE HOLDINGS C.V.,
a Dutch limited partnership
INVACARE INTERNATIONAL SARL,
a Swiss corporation
INVACARE LIMITED,
a private limited company organized under the laws of England and Wales
SCANDINAVIAN MOBILITY INTERNATIONAL APS,
a Danish private limited company

By:           /s/ Robert K. Gudbranson
Name: Robert K. Gudbranson
Title: Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

DOMESTIC GUARANTORS:	ADAPTIVE SWITCH LABORATORIES, INC.,
a Texas corporation
INVACARE FLORIDA CORPORATION,
a Delaware corporation
INVACARE CREDIT CORPORATION,
an Ohio corporation
THE AFTERMARKET GROUP, INC.,
a Delaware corporation
THE HELIXX GROUP, INC.,
an Ohio corporation
CHAMPION MANUFACTURING INC.,
a Delaware corporation
HEALTHTECH PRODUCTS, INC.,
a Missouri corporation
INVACARE CANADIAN HOLDINGS, INC.,
a Delaware corporation
INVACARE INTERNATIONAL CORPORATION,
an Ohio corporation
KUSCHALL, INC.,
a Delaware corporation
ALTIMATE MEDICAL, INC.,
a Minnesota corporation
INVACARE SUPPLY GROUP, INC.,
a Massachusetts corporation
INVACARE HOLDINGS, LLC,
an Ohio limited liability company
FREEDOM DESIGNS, INC.,
a California corporation
GARDEN CITY MEDICAL INC.,
a Delaware corporation
MEDBLOC, INC.,
a Delaware corporation
INVACARE FLORIDA HOLDINGS, LLC,
a Delaware limited liability company

By:           /s/ Robert K. Gudbranson
Name: Robert K. Gudbranson
Title: Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

CANADIAN GUARANTORS:                                                                1207273 ALBERTA ULC,
an Alberta corporation
2083806 ONTARIO INC.,
an Ontario corporation
6123449 CANADA INC.,
a Canada corporation
INVACARE CANADA L.P.,
an Ontario limited partnership
INVACARE CANADA GENERAL PARTNER INC., a Canada corporation
MOTION CONCEPTS L.P.,
an Ontario limited partnership
PERPETUAL MOTION ENTERPRISES LIMITED, an Ontario corporation

By:           /s/ Robert K. Gudbranson
Name: Robert K. Gudbranson
Title: Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

AUSTRALIAN GUARANTORS:

AUSTRALIAN HEALTHCARE EQUIPMENT PTY LTD, an Australian corporation
HOME HEALTH EQUIPMENT PTY LTD,
an Australian corporation
MORRIS SURGICAL PTY LTD,
an Australian corporation

By:           /s/ Robert K. Gudbranson
Name: Robert K. Gudbranson
Title: Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

FOREIGN GUARANTORS:	INVACARE A/S,
a Danish limited liability company
INVACARE B.V.,
a Dutch private limited liability company
INVACARE EC-HØNG A/S,
a Danish limited company
INVACARE HOLDINGS TWO B.V.,
a Dutch private limited liability company
INVACARE UK OPERATIONS LTD.,
a private limited company organized under the laws of England and Wales
KÜSCHALL AG,
a Swiss corporation

By:           /s/ Robert K. Gudbranson
Name: Robert K. Gudbranson
Title: Senior Vice President, Chief Financial Officer & Treasurer

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	PNC BANK, NATIONAL ASSOCIATION (formerly, National City Bank), as
Multicurrency Administrative Agent and as a Lender

By:           /s/ Joseph G. Moran
Name:  Joseph G. Moran
Title:  Senior Vice President

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK CANADA BRANCH (formerly National City Bank, Canada Branch), as a Lender

By:           /s/ Mike Danby                                /s/ Bill Hines
Name:  Mike Danby               Bill Hines
Title:  Assistant             Senior Vice President
          Vice President       & Principal Officer

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:           /s/ Yinghua Zhang
Name:  Yinghua Zhang
Title:  Vice President

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:           /s/ Sukanya V. Raj
Name:  Sukanya V. Raj
Title:  Vice President and Portfolio Manager

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:           /s/ John Cappellari
Name:  John Cappellari
Title:  Vice President

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

RBS CITIZENS, N.A.,
as a Lender

By:           /s/ Patrick F. Dunphy
Name:  Patrick F. Dunphy
Title:  Senior Vice President

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

COOPERATIVE CENTRALE RAIFFEISEN-
BOERENLEENBANK, B.A.
“RABOBANK NEDERLAND”, NEW YORK
BRANCH,
as a Lender

By:           /s/ Robert M. Mandula
Name:  Robert M. Mandula
Title:  Managing Director

By:           /s/ Rebecca O. Morrow
Name:  Rebecca O. Morrow
Title:  Executive Director

INVACARE CORPORATION
FIFTH AMENDMENT TO CREDIT AGREEMENT

Nordea Bank Finland Plc.,
New York and Cayman Islands Branches,
as a Lender

By:           /s/ Henrik M. Steffensen
Name:  Henrik M. Steffensen
Title:  Senior Vice President

By:           /s/ Gerald E. Chelius, Jr.
Name:  Gerald E. Chelius, Jr.
Title:  SVP Credit